Exhibit 99.1

                       Navigators Reports Record Earnings


    NEW YORK--(BUSINESS WIRE)--July 31, 2006--The Navigators Group, Inc. (NASDAQ:NAVG) reported record quarterly net income of $18,098,000 for the 2006 second quarter compared to $11,280,000 for the 2005 second quarter, an increase of 60%. Net income per share was $1.08 for the 2006 second quarter compared to $0.88 for the 2005 second quarter based on diluted average shares outstanding of 16,791,000 and 12,853,000, respectively.
    The 2006 second quarter net income included a net realized capital loss of $0.01 per share compared to a net realized capital gain of $0.02 per share in the 2005 second quarter.
    Net income for the six month period ended June 30, 2006 was $33,623,000 or $2.00 per share, compared to $20,979,000 or $1.64 per share for the six month period ended June 30, 2005. The results for the six months ended June 30, 2006 included a net realized capital loss of $0.02 per share and the results for the six months ended June 30, 2005 included a net realized capital gain of $0.03 per share.
    Gross written premium and net written premium for the 2006 second quarter were $252,365,000 and $129,248,000, respectively, increases of 33% and 39% from the comparable 2005 period.
    Gross written premium and net written premium for the six month period ended June 30, 2006 were $516,149,000 and $272,674,000, respectively, increases of 27% and 30% from the comparable 2005 period.
    The combined loss and expense ratios for the 2006 second quarter and six month period were 87.0% and 88.1%, respectively, compared to 91.6% for the comparable 2005 periods. The combined loss and expense ratios for the 2006 second quarter and six month period were favorably impacted by 2.5 and 3.1 loss ratio points, respectively, by redundancies of prior year loss reserves. Net paid loss ratios for the 2006 second quarter and six month period were 30.5% and 33.8%, respectively, compared to 39.4% for the comparable 2005 periods.
    Stan Galanski, Navigators' Chief Executive Officer, commented, "We are pleased with the solid underwriting results produced by each of our business units and remain optimistic about the competitive climate. Our Marine & Energy business, both in the Insurance Companies and at Lloyd's, had a stellar quarter, achieving meaningful growth and avoiding exposure to several of the large claims recently impacting the marine insurance market. While there has been some softening in the casualty market, we believe that rate levels remain consistent with profitable underwriting results. Our Specialty premium growth reflects the increased contribution of several new products launched over the past 18 months. Navigators Pro continues to profitably expand its portfolio of D&O and professional liability business. Loss emergence across all of our business units continues to be well within our expectations."
    Net investment income for the 2006 second quarter and six month period was $14,003,000 and $26,553,000, respectively, increases of 56% and 60% from the comparable 2005 periods. The pre-tax investment yields for the 2006 second quarter and six month period were 4.5% and 4.3%, respectively, compared to 3.9% and 3.7% for the comparable 2005 periods.
    Consolidated cash flow from operations was $16,672,000 and $115,906,000 for the 2006 and 2005 six month periods, respectively. The 2006 cash flow from operations was reduced by gross loss payments of approximately $52,400,000 for 2005 hurricane losses and $14,000,000 for settled asbestos claims of which $46,600,000 and $8,400,000, respectively, are due to be collected from reinsurers in subsequent accounting periods.
    Stockholders' equity was $490,475,000 or $29.42 per share at June 30, 2006 compared to $470,238,000 or $28.30 per share at December 31, 2005. Statutory surplus of Navigators Insurance Company was $483,994,000 at June 30, 2006.
    The Company will hold a conference call on Tuesday, August 1, 2006 starting at 8:30 a.m. ET to discuss the second quarter's results. To access the call domestically, please dial 1-800-510-0178 using confirmation code 24117908. Internationally, the call may be accessed by dialing 617-614-3450 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the August 1st Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                 Three Months Ended          Six Months Ended
                      June 30,                   June 30,
Financial        -------------------        -------------------
 Highlights        2006      2005    Change   2006      2005    Change
-----------      ---------  -------- ------ ---------  -------- ------
Gross written
 premium         $252,365  $190,133     33% $516,149  $407,129     27%
Net written
 premium          129,248    93,257     39%  272,674   210,347     30%

Revenues:
 Net earned
  premium         114,541    85,832     33%  218,263   163,370     34%
 Commission
  income              540     1,514    -64%    1,826     2,784    -34%
 Investment
  Income           14,003     8,961     56%   26,553    16,583     60%
 Net realized
  capital gains
  (losses)           (192)      416     NM      (616)      583     NM
 Other income          44       470     NM       230     1,367     NM
                  --------  --------         --------  --------
 Total revenues   128,936    97,193     33%  246,256   184,687     33%
                  --------  --------         --------  --------

Operating
 expenses:
 Net losses and
  loss
  adjustment
  expenses
  incurred         66,627    53,611     24%  128,744    99,832     29%
 Commission
  expense          13,624     9,242     47%   27,329    18,846     45%
 Other operating
  expenses         19,927    17,628     13%   38,335    35,072      9%
 Interest
  expense           1,820         -     NM     1,820         -     NM
                  --------  --------         --------  --------
 Total operating
  expenses        101,998    80,481     27%  196,228   153,750     28%
                  --------  --------         --------  --------

Income before
 income taxes      26,938    16,712     61%   50,028    30,937     62%
                  --------  --------         --------  --------

Income tax
 expense
 (benefit):
 Current           10,034     8,069     24%   19,366    13,241     46%
 Deferred          (1,194)   (2,637)    NM    (2,961)   (3,283)    NM
                  --------  --------         --------  --------
Income tax
 expense            8,840     5,432     63%   16,405     9,958     65%
                  --------  --------         --------  --------

Net income       $ 18,098  $ 11,280     60% $ 33,623  $ 20,979     60%
                  ========  ========         ========  ========

Per Share Data
--------------
Net income per
 common share:
 Basic           $   1.09  $   0.88     23% $   2.02  $   1.65     22%
 Diluted         $   1.08  $   0.88     23% $   2.00  $   1.64     22%

Average shares
 outstanding:
 Basic             16,668    12,763           16,654    12,720
 Diluted           16,791    12,853           16,839    12,815

Underwriting
 Ratios
------------
Loss Ratio           58.2%     62.5%            59.0%     61.1%
Expense Ratio        28.8%     29.1%            29.1%     30.5%
                  --------  --------         --------  --------
Combined Ratio       87.0%     91.6%            88.1%     91.6%


Balance Sheet
 Data
-------------                                June 30,  Dec. 31,
                                              2006      2005
                                             ------------------
Stockholders'
 equity                                     $490,475  $470,238      4%
Book value per
 share                                      $  29.42  $  28.30      4%




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)

                                               June 30,   December 31,
                                                 2006         2005
                                             ------------ ------------
                   ASSETS
Investments and cash:
 Fixed maturities, available-for-sale, at
  fair value (amortized cost: 2006,
  $1,187,261; 2005, $986,726)                 $1,158,996     $984,113
 Equity securities, available-for-sale, at
  fair value (cost: 2006, $26,212; 2005,
  $19,667)                                        27,668       20,911
 Short-term investments, at cost which
  approximates fair value                        107,542      164,047
 Cash                                             14,345       13,165
                                             ------------ ------------
  Total investments and cash                   1,308,551    1,182,236
                                             ------------ ------------

 Premiums in course of collection                227,121      155,977
 Commissions receivable                            2,524        3,467
 Prepaid reinsurance premiums                    186,854      136,341
 Reinsurance receivable on paid losses            86,358       37,055
 Reinsurance receivable on unpaid losses and
  loss adjustment expenses                       984,887      979,015
 Net deferred income tax benefit                  39,523       28,317
 Deferred policy acquisition costs                43,358       29,697
 Accrued investment income                        12,762       10,297
 Goodwill and other intangible assets              7,706        7,341
 Other assets                                     16,368       13,506
                                             ------------ ------------

  Total assets                                $2,916,012   $2,583,249
                                             ============ ============


    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Reserves for losses and loss adjustment
  expenses                                    $1,618,783   $1,557,991
 Unearned premium                                423,020      316,516
 Reinsurance balances payable                    205,184      180,059
 Senior notes                                    123,506            -
 Federal income tax payable                        1,558        1,274
 Payable for securities purchased                  3,681          823
 Accounts payable and other liabilities           49,805       56,348
                                             ------------ ------------
  Total liabilities                            2,425,537    2,113,011
                                             ------------ ------------

Stockholders' equity:
 Preferred stock, $.10 par value, authorized
  1,000,000 shares, none issued                        -            -
 Common stock, $.10 par value, 50,000,000
  shares authorized for 2006 and 20,000,000
  for 2005; issued and outstanding:
  16,670,566 for 2006 and 16,616,781 for
  2005                                             1,667        1,662
 Additional paid-in capital                      284,413      282,463
 Retained earnings                               220,524      186,901
 Accumulated other comprehensive (loss)          (16,129)        (788)
                                             ------------ ------------
  Total stockholders' equity                     490,475      470,238
                                             ------------ ------------

  Total liabilities and stockholders' equity  $2,916,012   $2,583,249
                                             ============ ============



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)

Gross Written
 Premium:
                   Second Quarter               Six Months
Insurance        -------------------        -------------------
 Companies:        2006      2005    Change   2006      2005    Change
                 --------- --------- ------ --------- --------- ------
Marine           $ 74,018  $ 60,132     23% $155,812  $128,416     21%
Specialty          72,037    50,198     44%  134,168    93,147     44%
Professional
 Liability         24,182    21,250     14%   42,316    39,180      8%
Assumed from
 Lloyd's                4      (930)    NM       220      (805)    NM
Other (includes
 run-off)              55        30     NM        27        30     NM
                  --------  --------         --------  --------
                  170,296   130,680     30%  332,543   259,968     28%
Lloyd's
 Operations:
Marine             66,257    47,189     40%  157,112   121,120     30%
Professional
 Liability          5,069     1,587    219%    7,089     1,587    347%
Other              10,746     9,771     10%   19,619    23,670    -17%
                  --------  --------         --------  --------
                   82,072    58,547     40%  183,820   146,377     26%
Intercompany
 elimination           (3)      906     NM      (214)      784     NM
                  --------  --------         --------  --------
Total            $252,365  $190,133     33% $516,149  $407,129     27%
                  ========  ========         ========  ========

Net Written
 Premium:
                   Second Quarter               Six Months
Insurance        -------------------        -------------------
 Companies:        2006      2005    Change   2006      2005    Change
                 --------- --------- ------ --------- --------- ------
Marine           $ 35,810  $ 26,464     35% $ 77,325  $ 56,811     36%
Specialty          42,804    33,280     29%   83,323    69,678     20%
Professional
 Liability         13,818     7,831     76%   21,444    14,510     48%
Assumed from
 Lloyd's                4      (922)    NM        17      (796)    NM
Other (includes
 run-off)               9        22     NM       (20)       53     NM
                  --------  --------         --------  --------
                   92,445    66,675     39%  182,089   140,256     30%
Lloyd's
 Operations:
Marine             31,880    22,730     40%   83,283    62,790     33%
Professional
 Liability          2,116       624    239%    2,945       624    372%
Other               2,807     3,228    -13%    4,357     6,677    -35%
                  --------  --------         --------  --------
                   36,803    26,582     38%   90,585    70,091     29%
                  --------  --------         --------  --------
Total            $129,248  $ 93,257     39% $272,674  $210,347     30%
                  ========  ========         ========  ========

Net Earned
 Premium:
                  Second Quarter               Six Months
Insurance       -------------------        -------------------
 Companies:        2006      2005    Change   2006      2005    Change
                 --------- --------- ------ --------- --------- ------
Marine           $ 28,887  $ 23,330     24% $ 51,388  $ 43,209     19%
Specialty          39,765    29,442     35%   75,899    49,464     53%
Professional
 Liability          9,824     6,990     41%   18,556    13,707     35%
Assumed from
 Lloyd's                4      (675)    NM        17        36     NM
Other (includes
 run-off)               8        20     NM       (20)       54     NM
                  --------  --------         --------  --------
                   78,488    59,107     33%  145,840   106,470     37%
Lloyd's
 Operations:
Marine             34,187    25,563     34%   69,903    55,190     27%
Professional
 Liability            364       166    119%      605       166    264%
Other               1,502       996     51%    1,915     1,544     24%
                  --------  --------         --------  --------
                   36,053    26,725     35%   72,423    56,900     27%
                  --------  --------         --------  --------
Total            $114,541  $ 85,832     33% $218,263  $163,370     34%
                  ========  ========         ========  ========



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                        Segment Information (1)
                          Three Months Ended
                             June 30, 2006

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate Total (2)
                              --------- ---------- --------- ---------
Gross premium written         $170,296   $ 82,072            $252,365
Net premium written             92,445     36,803             129,248

Net earned premium              78,488     36,053             114,541
Net losses and loss
 adjustment expenses           (47,676)   (18,951)            (66,627)
Commission expense              (7,912)    (5,712)            (13,624)
Other operating expenses       (13,966)    (5,961)            (19,927)
Commission and other income /
 (expense)                         794       (210)                584
                               --------   --------            --------

Underwriting profit              9,728      5,219              14,947

Investment income               12,023      1,667   $   313    14,003
Net realized capital gains /
 (losses)                         (225)        33         -      (192)
Interest expense                     -          -    (1,820)   (1,820)
                               --------   --------   -------  --------
Income (loss) before income
 tax expense (benefit)          21,526      6,919    (1,507)   26,938

Income tax expense (benefit)     6,868      2,422      (450)    8,840
                               --------   --------   -------  --------
Net Income (loss)             $ 14,658   $  4,497   $(1,057) $ 18,098
                               ========   ========   =======  ========

Loss and loss expenses ratio      60.7%      52.6%               58.2%
Commission expense ratio          10.1%      15.8%               11.9%
Other operating expense
 ratio (3)                        16.8%      17.1%               16.9%
                               --------   --------            --------
Combined ratio                    87.6%      85.5%               87.0%
                               ========   ========            ========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                        Segment Information (1)
                          Three Months Ended
                             June 30, 2005

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate Total (2)
                              --------- ---------- --------- ---------
Gross premium written         $130,680  $  58,547            $190,133
Net premium written             66,675     26,582              93,257

Net earned premium              59,107     26,725              85,832
Net losses and loss
 adjustment expenses           (38,682)   (14,929)            (53,611)
Commission expense              (4,409)    (4,833)             (9,242)
Other operating expenses       (12,316)    (5,312)            (17,628)
Commission and other income      1,624        360               1,984
                               --------  ---------            --------

Underwriting profit              5,324      2,011               7,335

Investment income                7,486      1,454  $     21     8,961
Net realized capital gains /
 (losses)                          681       (265)        -       416
                               --------  ---------  --------  --------

Income (loss) before income
 tax expense (benefit)          13,491      3,200        21    16,712

Income tax expense               4,304      1,120         8     5,432
                               --------  ---------  --------  --------
Net Income                    $  9,187  $   2,080  $     13  $ 11,280
                               ========  =========  ========  ========

Loss and loss expenses ratio      65.4%      55.9%               62.5%
Commission expense ratio           7.5%      18.1%               10.9%
Other operating expense
 ratio (3)                        18.1%      18.5%               18.2%
                               --------  ---------            --------
Combined ratio                    91.0%      92.5%               91.6%
                               ========  =========            ========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                        Segment Information (1)
                           Six Months Ended
                             June 30, 2006

                          ($'s in thousands)

                             Insurance  Lloyd's
                             Companies Operations Corporate Total (2)
                             --------- ---------- --------- ----------
Gross premium written        $332,543  $ 183,820           $ 516,149
Net premium written           182,089     90,585             272,674

Net earned premium            145,840     72,423             218,263
Net losses and loss
 adjustment expenses          (87,630)   (41,114)           (128,744)
Commission expense            (15,036)   (12,293)            (27,329)
Other operating expenses      (27,399)   (10,936)            (38,335)
Commission and other income     2,000         56               2,056
                              --------  ---------           ---------

Underwriting profit            17,775      8,136              25,911

Investment income              22,433      3,674  $    446     26,553
Net realized capital
 (losses)                        (300)      (316)        -       (616)
Interest expense                    -          -    (1,820)    (1,820)
                              --------  ---------  --------  ---------
Income (loss) before income
 tax expense (benefit)         39,908     11,494    (1,374)    50,028

Income tax expense (benefit)   12,784      4,023      (402)    16,405
                              --------  ---------  --------  ---------
Net Income (loss)            $ 27,124  $   7,471  $   (972) $  33,623
                              ========  =========  ========  =========

Loss and loss expenses ratio     60.1%      56.8%               59.0%
Commission expense ratio         10.3%      17.0%               12.5%
Other operating expense
 ratio (3)                       17.4%      15.0%               16.6%
                              --------  ---------           ---------
Combined ratio                   87.8%      88.8%               88.1%
                              ========  =========           =========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                        Segment Information (1)
                           Six Months Ended
                             June 30, 2005

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate Total (2)
                              --------- ---------- --------- ---------
Gross premium written         $259,968  $ 146,377            $407,129
Net premium written            140,256     70,091             210,347

Net earned premium             106,470     56,900             163,370
Net losses and loss
 adjustment expenses           (67,524)   (32,308)            (99,832)
Commission expense              (9,132)    (9,714)            (18,846)
Other operating expenses       (24,255)   (10,817)            (35,072)
Commission and other income      2,895      1,256               4,151
                               --------  ---------            --------

Underwriting profit              8,454      5,317              13,771

Investment income               14,343      2,203  $     37    16,583
Net realized capital gains /
 (losses)                          947       (364)        -       583
                               --------  ---------  --------  --------

Income (loss) before income
 tax expense (benefit)          23,744      7,156        37    30,937

Income tax expense               7,440      2,505        13     9,958
                               --------  ---------  --------  --------
Net Income                    $ 16,304  $   4,651  $     24  $ 20,979
                               ========  =========  ========  ========

Loss and loss expenses ratio      63.4%      56.8%               61.1%
Commission expense ratio           8.6%      17.1%               11.5%
Other operating expense
 ratio (3)                        20.1%      16.8%               19.0%
                               --------  ---------            --------
Combined ratio                    92.1%      90.7%               91.6%
                               ========  =========            ========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting
(2) Certain amounts included in gross written premium, commission expense and other income relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                             Three Months Ended June 30, 2006
                  ----------------------------------------------------

                    Net     Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses   Loss  Expense Total
                  ----------------------------------------------------
Marine            $ 28,887  $17,045  $     7,296  59.0%   25.3%  84.3%
Specialty           39,765   23,804       11,075  59.9%   27.9%  87.8%
Professional
 Liability           9,824    6,989        2,750  71.1%   28.0%  99.1%
Assumed from
 Lloyd's                 4     (221)          (2)   NM      NM     NM
Other (includes
 run-off)                8       59          (35)   NM      NM     NM
                  ----------------------------------------------------
                    78,488   47,676       21,084  60.7%   26.9%  87.6%
Lloyd's
 Operations         36,053   18,951       11,883  52.6%   32.9%  85.5%
                  ----------------------------------------------------
Total             $114,541  $66,627  $    32,967  58.2%   28.8%  87.0%
                  ====================================================


                            Three Months Ended June 30, 2005
                  ----------------------------------------------------
                     Net     Losses                  Combined Ratio
Insurance           Earned  and LAE  Underwriting --------------------
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine            $ 23,330  $15,868  $     4,462  68.0%   19.1%  87.1%
Specialty           29,442   18,922        9,172  64.3%   31.2%  95.5%
Professional
 Liability           6,990    5,031        2,180  72.0%   31.2% 103.2%
Assumed from
 Lloyd's              (675)    (888)         (18)   NM      NM     NM
Other (includes
 run-off)               20     (251)        (695)   NM      NM     NM
                  ----------------------------------------------------
                    59,107   38,682       15,101  65.4%   25.6%  91.0%
Lloyd's
 Operations         26,725   14,929        9,785  55.9%   36.6%  92.5%
                  ----------------------------------------------------
Total             $ 85,832  $53,611  $    24,886  62.5%   29.1%  91.6%
                  ====================================================


                                     Amounts           Loss Ratio
                               ---------------------------------------
Net Incurred Loss Activity     June 30,  June 30,  June 30,  June 30,
For the Three Months Ended:      2006      2005      2006      2005
                               ---------------------------------------
Insurance Companies:
 Loss and LAE payments         $ 23,984  $ 23,321      30.6%     39.4%
 Change in reserves              23,692    15,361      30.1%     26.0%
                               ---------------------------------------
 Net incurred loss and LAE       47,676    38,682      60.7%     65.4%
                               ---------------------------------------

Lloyd's Operations:
 Loss and LAE payments           10,978    10,499      30.5%     39.3%
 Change in reserves               7,973     4,430      22.1%     16.6%
                               ---------------------------------------
 Net incurred loss and LAE       18,951    14,929      52.6%     55.9%
                               ---------------------------------------

Total
 Loss and LAE payments           34,962    33,820      30.5%     39.4%
 Change in reserves              31,665    19,791      27.7%     23.1%
                               ---------------------------------------
 Net incurred loss and LAE     $ 66,627  $ 53,611      58.2%     62.5%
                               =======================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                             Six Months Ended June 30, 2006
                  ----------------------------------------------------
                     Net     Losses                  Combined Ratio
Insurance           Earned  and LAE  Underwriting --------------------
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine            $ 51,388  $ 30,545  $    13,342  59.4%   26.0% 85.4%
Specialty           75,899    44,961       21,599  59.2%   28.5% 87.7%
Professional
 Liability          18,556    12,298        5,461  66.3%   29.4% 95.7%
Assumed from
 Lloyd's                17      (206)          (9)   NM      NM    NM
Other (includes
 run-off)              (20)       32           42    NM      NM    NM
                  ----------------------------------------------------
                   145,840    87,630       40,435  60.1%   27.7% 87.8%
Lloyd's
 Operations         72,423    41,114       23,173  56.8%   32.0% 88.8%
                  ----------------------------------------------------
Total             $218,263  $128,744  $    63,608  59.0%   29.1% 88.1%
                  ====================================================


                             Six Months Ended June 30, 2005
                  ----------------------------------------------------
                     Net     Losses                  Combined Ratio
Insurance           Earned  and LAE  Underwriting --------------------
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine            $ 43,209  $ 28,611  $    10,591  66.2%   24.5% 90.7%
Specialty           49,464    30,455       16,144  61.6%   32.6% 94.2%
Professional
 Liability          13,707     9,471        4,093  69.1%   29.9% 99.0%
Assumed from
 Lloyd's                36      (315)         303    NM      NM    NM
Other (includes
 run-off)               54      (698)        (639)   NM      NM    NM
                  ----------------------------------------------------
                   106,470    67,524       30,492  63.4%   28.7% 92.1%
Lloyd's
 Operations         56,900    32,308       19,275  56.8%   33.9% 90.7%
                  ----------------------------------------------------
Total             $163,370  $ 99,832  $    49,767  61.1%   30.5% 91.6%
                  ====================================================

                                     Amounts           Loss Ratio
                               ---------------------------------------
Net Incurred Loss Activity     June 30,  June 30,  June 30,  June 30,
For the Six Months Ended:        2006      2005      2006      2005
                               ---------------------------------------
Insurance Companies:
 Loss and LAE payments         $ 44,154  $ 41,720      30.3%     39.2%
 Change in reserves              43,476    25,804      29.8%     24.2%
                               ---------------------------------------
 Net incurred loss and LAE       87,630    67,524      60.1%     63.4%
                               ---------------------------------------

Lloyd's Operations:
 Loss and LAE payments           29,671    22,604      41.0%     39.7%
 Change in reserves              11,443     9,704      15.8%     17.1%
                               ---------------------------------------
 Net incurred loss and LAE       41,114    32,308      56.8%     56.8%
                               ---------------------------------------

Total
 Loss and LAE payments           73,825    64,324      33.8%     39.4%
 Change in reserves              54,919    35,508      25.2%     21.7%
                               ---------------------------------------
 Net incurred loss and LAE     $128,744  $ 99,832      59.0%     61.1%
                               =======================================




              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                             Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                             6/30/2006   12/31/2005
                                               ----------  -----------
Insurance Companies:
 Marine                                       $  170,476  $   162,644
 Specialty                                       221,466      193,755
 Professional Liability                           42,482       33,133
 Assumed from Lloyd's Operations                     926        1,218
 Other (primarily run-off business)               18,490       19,613
                                               ----------  -----------
 Total Insurance Companies                       453,840      410,363
                                               ----------  -----------
Lloyd's Operations:
 Marine                                          164,745      161,262
 Other                                            15,311        7,351
                                               ----------  -----------
 Total Lloyd's Operations                        180,056      168,613
                                               ----------  -----------

 Total net loss reserves                      $  633,896  $   578,976
                                               ==========  ===========

Total net case loss reserves                  $  232,281  $   228,423
Total net IBNR loss reserves                     401,615      350,553
                                               ----------  -----------

 Total net loss reserves                      $  633,896  $   578,976
                                               ==========  ===========



    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President and Chief Financial Officer pmalvasio@navg.com www.navg.com